UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2013

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Hudson City Bancorp, Inc. (the “Company”) was held on December 18, 2013. As of the close of business on October 28, 2013, the record date for the annual meeting, there were a total of 528,419,170 shares of common stock issued and outstanding and entitled to vote at the annual meeting. At the annual meeting 439,634,757 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders and the Company’s independent inspectors of election reported the final results of the vote on each proposal as noted below:

Proposal 1 - Election of Directors.

Each of Cornelius E. Golding, Donald O. Quest, M.D. and Joseph G. Sponholz were nominated to serve for a one year term expiring at the annual meeting of shareholders to be held in 2014, or when their successors are otherwise duly elected and qualified. The three directors having received the requisite vote of a majority of the votes cast, as indicated below, were elected as directors of the Company.

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Cornelius E. Golding	359,951,796	12,762,178	1,974,275	64,946,508
Donald O. Quest, M.D.	337,027,208	35,701,850	1,959,191	64,946,508
Joseph G. Sponholz	359,298,335	13,413,427	1,976,487	64,946,508

Proposal 2 - The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The shareholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. The appointment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
429,062,421	8,239,285	2,333,051	0

Proposal 3 – Approval of a non-binding advisory proposal on named executive officer compensation.

The shareholders were asked to approve the compensation awarded to the Company’s named executive officers as set forth in the Company’s proxy statement in a non-binding advisory vote. This non-binding advisory proposal was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,369,521	162,302,402	4,016,326	64,946,508

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
Executive Vice President

Dated: December 19, 2013

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